SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                                   --------

              Deutsche CROCI( (Reg. TM)) Sector Opportunities Fund




The following information is added under the "Management Fee" sub-heading of the "WHO MANAGES AND OVERSEES THE FUNDS" section of the fund's prospectus:



Effective December 1, 2016, Deutsche CROCI( (Reg. TM)) Sector Opportunities Fund pays the Advisor a management fee, calculated daily and paid monthly, at the annual rate of 0.700% of the fund's average daily net assets.




               Please Retain This Supplement for Future Reference






December 9, 2016
PROSTKR-738

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